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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                        SUPPLEMENT DATED JUNE 1, 2007 TO
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
               DATED FEBRUARY 28, 2007, AS PREVIOUSLY SUPPLEMENTED

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This information supplements the Stock Funds Prospectus of First American
Investment Funds, Inc. ("FAIF"), dated February 28, 2007, as previously supplemented April 2, 2007 (the "Prospectus"), and the Statement of Additional Information of FAIF, dated February 28, 2007, as previously supplemented
April 2, 2007 (the "SAI"). This supplement, the Prospectus, and the SAI constitute a current Prospectus and SAI. To request a copy of the Prospectus and/or SAI, please call 800-677-FUND.

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THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE SECTION ENTITLED "ADDITIONAL INFORMATION--MANAGEMENT--SUB-ADVISORS" ON
PAGE 61 OF THE PROSPECTUS, THE SECTION ENTITLED "INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS--SUB-ADVISORS FOR INTERNATIONAL SELECT FUND" ON PAGE 36
OF THE SAI, AND THE SUPPLEMENT TO BOTH THE PROSPECTUS AND THE SAI, DATED
APRIL 2, 2007.

On May 17, 2007, at a special meeting of shareholders of International Select Fund (the "fund"), the fund's shareholders approved an investment sub-advisory agreement between Hansberger Global Investors, Inc. ("HGI") and the fund's investment advisor, FAF Advisors, Inc. (the "investment advisor").

At this same special meeting, the fund's shareholders also approved a proposal to authorize a "manager-of-managers" structure for the fund. The fund's proxy statement for the special meeting stated that the "manager-of-managers" structure would not be implemented until either (i) the Securities and Exchange Commission ("SEC") adopted a proposed rule allowing funds to operate with this structure or (ii) the SEC granted an exemptive order, as requested by FAIF and the investment advisor, that would allow the Fund to operate under a manager-of-managers structure (an "Order"). On May 30, 2007, the SEC granted such an Order. Therefore, effective as of the date of this supplement, the fund will operate under the "manager-of-managers" structure.

Under the manager of manager's structure, the investment advisor has the ultimate responsibility, subject to oversight by the fund's board of directors, to oversee the fund's sub-advisors and to recommend their hiring, termination and replacement. Shareholder approval of a new sub-advisor or a change to a sub-advisory agreement is not required. Shareholders will receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders will receive the same information about a new sub-advisory agreement and a new sub-advisor that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager-of-managers arrangement, except that the fund will not be required to provide specific disclosure concerning the sub-advisory fees which are paid to individual sub-advisors which are not affiliated with the investment advisor. In each case, shareholders will receive such notice and information within 90 days of the change in sub-advisor or material change to a sub-advisory agreement.



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